SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Government Money Market Series
The following disclosure replaces existing similar disclosure under the “POLICIES ABOUT TRANSACTIONS” heading of the “INVESTING IN THE FUND” section of the fund’s prospectus.
Money from shares you sell is sent out within one business day of the business day that your redemption order is effective except as discussed below. In addition, as described above under “Transaction Processing,” requests for redemptions by wire received before the daily cut-off time will normally result in proceeds being sent out by wire on the same day. Redemption proceeds could be delayed when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable in the event of a non-routine closure of the Federal Reserve wire payment system.
Redemptions will generally be in the form of cash and the fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may also utilize inter-fund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions.
The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund’s net assets not reasonably practicable; or 4) the SEC, by order  or rule, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see “Other Rights We Reserve.”

Please Retain This Supplement for Future Reference

November 1, 2019
PROSTKR-103